                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report - September 7, 2005
                       ----------------------------------
                        (Date of Earliest Event Reported)




                                POPULAR ABS, INC.
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             (Exact Name of Registrant as specified in its charter)

       Delaware                    333-115371                 52-2029487
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(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)




    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: (302) 478-6160

Item 8.01 Other Events
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Filing of Computational Materials
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         Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K"), Popular ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2005-C.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2005-C, Friedman, Billings, Ramsey & Co, Inc. ("FBR"), as co-underwriter of the publicly offered certificates, has prepared certain materials (the "FBR Computational Materials") for distribution to its potential investors. Although the Company provided FBR with certain information regarding the characteristics of the Loans in the related portfolio, the Company did not participate in the preparation of the FBR Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1    FBR Computational Materials.
    99.2    FBR Computational Materials.
    99.3    FBR Computational Materials.
    99.4    FBR Computational Materials.
    99.5    FBR Computational Materials.
    99.6    FBR Computational Materials.
    99.7    FBR Computational Materials.
    99.8    FBR Computational Materials.
    99.9    FBR Computational Materials.
    99.10   FBR Computational Materials.

    99.11   FBR Computational Materials.
    99.12   FBR Computational Materials.
    99.13   FBR Computational Materials.
    99.14   FBR Computational Materials.
    99.15   FBR Computational Materials.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of Popular ABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-C.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POPULAR ABS, INC.


                                     By: /s/ James H. Jenkins
                                         --------------------------------
                                         James H. Jenkins
                                         Executive Vice President & CFO

Dated: September 8, 2005

Exhibit Index
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Exhibit
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99.1    FBR Computational Materials.
99.2    FBR Computational Materials.
99.3    FBR Computational Materials.
99.4    FBR Computational Materials.
99.5    FBR Computational Materials.
99.6    FBR Computational Materials.
99.7    FBR Computational Materials.
99.8    FBR Computational Materials.
99.9    FBR Computational Materials.
99.10   FBR Computational Materials.
99.11   FBR Computational Materials.
99.12   FBR Computational Materials.
99.13   FBR Computational Materials.
99.14   FBR Computational Materials.
99.15   FBR Computational Materials.